                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                FORM 8-K/A NO. 1

              Current report pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               ------------------

                         Commission File Number 1-13102

       Date of Report (date of earliest event reported): DECEMBER 29, 2000



                       FIRST INDUSTRIAL REALTY TRUST, INC.
             (Exact name of Registrant as specified in its Charter)


       MARYLAND                                               36-3935116
(State or other jurisdiction of                            (I.R.S. Employer
 incorporation or organization)                           Identification No.)



            311 S. WACKER DRIVE, SUITE 4000, CHICAGO, ILLINOIS 60606
                    (Address of principal executive offices)


                                 (312) 344-4300
              (Registrant's telephone number, including area code)

                              ITEM 5. OTHER EVENTS

     First Industrial Realty Trust, Inc. and its subsidiaries (the "Company") acquired 81 operating industrial properties from unrelated parties during the period January 1, 2000 through December 29, 2000. The combined purchase price of the 81 operating industrial properties acquired totaled approximately $262.0 million, excluding closing costs incurred in conjunction with the acquisition of the industrial properties. The 81 operating industrial properties acquired are described below and were funded with proceeds from property sales, borrowings under the Company's $300 million unsecured revolving credit facility or working capital. The Company will operate the facilities as industrial rental property.

PROPERTIES ACQUIRED BY THE COMPANY:

- On January 12, 2000, the Company purchased two research and development/flex properties and one light industrial property totaling 144,514 square feet, in the aggregate, located in the metropolitan area of Houston, Texas. The aggregate purchase price for these properties was approximately $6.6 million. The properties were purchased from Fidelity National 1031 Exchange Services, Inc., a California corporation, Intermediary under exchange, No. Ex-02-5254 for Carson Dominguez.

- On January 27, 2000, the Company purchased three bulk warehouse properties totaling 339,050 square feet, in the aggregate, located in the metropolitan area of Nashville, Tennessee. The aggregate purchase price for these properties was approximately $6.8 million. The properties were purchased from Ozburn-Hessey Co., a Tennessee corporation.

- On January 27, 2000, the Company purchased a 79,329 square foot regional warehouse property located in the metropolitan area of Moorestown, New Jersey. The purchase price for the property was approximately $3.4 million. The property was purchased from Michael Cassano & Sons, a New Jersey general partnership.

- On February 25, 2000, the Company purchased a 214,320 square foot bulk warehouse property located in the metropolitan area of Philadelphia, Pennsylvania. The purchase price for the property was approximately $6.3 million. The property was purchased from Madonna Management Company, Inc, a Delaware corporation.

- On March 31, 2000, the Company purchased a 130,949 square foot bulk warehouse property located in the metropolitan area of Dallas, Texas. The purchase price for the property was approximately $3.1 million. The property was purchased from ProLogis Trust.

- On April 18, 2000, the Company purchased a 38,668 square foot light industrial property located in the metropolitan area of Harrisburg, Pennsylvania. The purchase price for the property was approximately $1.0 million. The property was purchased from Penn Appliance Distributors, Inc.

- On April 25, 2000, the Company purchased a 251,850 square foot bulk warehouse property located in the metropolitan area of Dallas, Texas. The purchase price for the property was approximately $5.5 million. The property was purchased from TriNet Corporate Partners II, L.P.

- On June 30, 2000, the Company purchased eight regional warehouse properties, five research and development/flex properties and five bulk warehouse properties totaling 1,303,317 square feet, in the aggregate, located in the metropolitan area of Dallas, Texas. The aggregate purchase price for these properties was approximately $44.3 million. The properties were purchased from Kancro, L.P, a Delaware limited partnership.

- On September 6, 2000, the Company purchased three light industrial properties totaling 69,592 square feet, in the aggregate, located in the metropolitan area of Los Angeles, California. The aggregate purchase price for these properties was approximately $4.3 million. The properties were purchased from Voit Cal Ptrs I & III, LLC, a California limited liability company.

- On September 20, 2000, the Company purchased two light industrial properties totaling 30,157 square feet, in the aggregate, located in the metropolitan area of Los Angeles, California. The aggregate purchase price for these properties was approximately $1.7 million. The properties were purchased from Bixby Land Company.

- On September 28, 2000, the Company purchased five light industrial properties, four research and development/flex properties and three bulk warehouse properties totaling 1,257,143 square feet, in the aggregate, located in the metropolitan area of Pine Brook, New Jersey. The aggregate purchase price for these properties was approximately $82.0 million. The properties were purchased from CalEast Industrial Investors, LLC, a California limited liability company, its duly authorized agent, and LaSalle Investment Management, Inc., a Maryland corporation, its member.

- On December 5, 2000, the Company purchased three light industrial properties totaling 125,298 square feet, in the aggregate, located in the metropolitan area of Baltimore, Maryland. The aggregate purchase price for these properties was approximately $6.7 million. The properties were purchased from Alcalde Realty Partners, LLC.

- On December 14, 2000, the Company purchased six research and development/flex properties totaling 179,494 square feet, in the aggregate, located in the metropolitan area of Tampa, Florida. The aggregate purchase price for these properties was approximately $10.9 million. The properties were purchased from Connecticut General Life Insurance Company, a specifically chartered Connecticut corporation.

- On December 18, 2000, the Company purchased 13 light industrial properties, two regional warehouse properties, two research and development/flex properties and one bulk warehouse property totaling 1,218,800 square feet, in the aggregate, located in the metropolitan area of Chicago, Illinois. The aggregate purchase price for these properties was approximately $52.6 million. The properties were purchased from OTR, an Ohio general partnership.

- On December 29, 2000, the Company purchased one light industrial property and one research and development/flex property totaling 234,683 square feet, in the aggregate, located in the metropolitan area of Denver, Colorado. The aggregate purchase price for these properties was approximately $16.8 million. The properties were purchased from Principal Life Insurance Company.

- On December 29, 2000, the Company purchased four light industrial properties and two regional warehouse properties totaling 208,197 square feet, in the aggregate, located in the metropolitan area of Detroit, Michigan. The aggregate purchase price for these properties was approximately $10.0 million. The properties were purchased from the Prudential Insurance Company of America, a New Jersey corporation.

                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements:

             Combined Historical Statements of Revenues and Certain Expenses for the 2000 Acquisition A Properties - Unaudited.

             Combined Historical Statements of Revenues and Certain Expenses for the 2000 Acquisition I Properties and Notes thereto with Independent Accountant's report dated June 28, 2000.

             Combined Historical Statements of Revenues and Certain Expenses for the 2000 Acquisition II Properties and Notes thereto with Independent Accountant's report dated February 2, 2001.

             Combined Historical Statements of Revenues and Certain Expenses for the 2000 Acquisition III Properties and Notes thereto with Independent Accountant's report dated December 8, 2000.


     (b) Pro Forma Financial Information:

             Pro Forma Balance Sheet as of September 30, 2000.

             Pro Forma Statement of Operations for the Nine Months Ended September 30, 2000.

             Pro Forma Statement of Operations for the Year Ended December 31, 1999.


     (c) Exhibits.

     Exhibit No.         Description
     -----------         -----------

         23              Consent of PricewaterhouseCoopers LLP, Independent
                         Accountants

                          INDEX TO FINANCIAL STATEMENTS


                                                                                      PAGE
                                                                                      ----
2000 ACQUISITION A PROPERTIES

     Combined Historical Statements of Revenues and Certain Expenses for the
     2000 Acquisition A Properties for the Nine Months Ended September 30, 2000
     and the Year Ended December 31, 1999-Unaudited................................     5

 2000 ACQUISITION I PROPERTIES

     Report of Independent Accountants.............................................     6

     Combined Historical Statements of Revenues and Certain Expenses for the
     2000 Acquisition I Properties for the Nine Months Ended September 30, 2000
     (Unaudited) and for the Year Ended December 31, 1999..........................     7

     Notes to Combined Historical Statements of Revenues and Certain
     Expenses......................................................................     8-9

 2000 ACQUISITION II PROPERTIES

     Report of Independent Accountants.............................................    10

     Combined Historical Statements of Revenues and Certain Expenses for the
     2000 Acquisition II Properties for the Nine Months Ended September 30, 2000
     (Unaudited) and for the Year Ended December 31, 1999..........................    11

     Notes to Combined Historical Statements of Revenues and Certain Expenses......    12-13

 2000 ACQUISITION III PROPERTIES

     Report of Independent Accountants.............................................    14

     Combined Historical Statements of Revenues and Certain Expenses for the
     2000 Acquisition III Properties for the Nine Months Ended September 30,
     2000 (Unaudited) and for the Year Ended December 31, 1999.....................    15

     Notes to Combined Historical Statements of Revenues and Certain Expenses......    16-17

PRO FORMA FINANCIAL INFORMATION

     Pro Forma Balance Sheet as of September 30, 2000..............................    18

     Pro Forma Statement of Operations for the Nine Months Ended September 30,
     2000..........................................................................    19

     Notes to Pro Forma Financial Statements.......................................    20-22

     Pro Forma Statement of Operations for the Year Ended December 31, 1999........    23

     Notes to Pro Forma Financial Statement........................................    24-25

                          2000 ACQUISITION A PROPERTIES
         COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


     The Combined Historical Statements of Revenues and Certain Expenses as shown below, present the summarized results of operations of 33 of 81 operating industrial properties acquired during the period January 1, 2000 through December 29, 2000 (the "2000 Acquisition A Properties") by First Industrial Realty Trust, Inc. (together with its subsidiaries, the "Company"). The Combined Historical Statement of Revenues and Certain Expenses for the Nine Months Ended September 30, 2000 includes operations only for the periods for which the 2000 Acquisition A Properties were not owned by the Company. These statements are exclusive of 18 operating industrial properties (the "2000 Acquisition I Properties"), 12 operating industrial properties (the "2000 Acquisition II Properties") and 18 operating industrial properties (the "2000 Acquisition III Properties") acquired by the Company during the period January 1, 2000 through December 29, 2000 which have been audited and are included elsewhere in this Form 8-K/A No. 1.

     The 2000 Acquisition A Properties were acquired for an aggregate purchase price of approximately $83.1 million and have an aggregate gross leaseable area of 2,046,101 square feet. A description of each property is included in Item 5.


                                                    For the Nine             For the
                                                    Months Ended           Year Ended
                                                 September 30, 2000     December 31, 1999
                                                    (Unaudited)            (Unaudited)
                                                 ------------------     -----------------
Revenues:
   Rental Income ................................   $ 4,688                  $ 8,789
   Tenant Recoveries and Other Income ...........     1,148                    1,531
                                                    -------                  -------
        Total Revenues ..........................     5,836                   10,320
                                                    -------                  -------
Expenses:
   Real Estate Taxes ............................       711                    1,416
   Repairs and Maintenance ......................       407                      749
   Property Management ..........................       204                      362
   Utilities ....................................        78                      166
   Insurance ....................................        22                       53
   Other ........................................         4                       20
                                                    -------                  -------
         Total Expenses .........................     1,426                    2,766
                                                    -------                  -------

Revenues in Excess of Certain Expenses ..........   $ 4,410                  $ 7,554
                                                    =======                  =======

                        REPORT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors of
     First Industrial Realty Trust, Inc.


         We have audited the accompanying combined historical statement of revenues and certain expenses of the 2000 Acquisition I Properties as described in Note 1 for the year ended December 31, 1999. This financial statement is the responsibility of the 2000 Acquisition I Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

         We conducted our audit of this statement in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying combined historical statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A No. 1 dated December 29, 2000 of First Industrial Realty Trust, Inc. and is not intended to be a complete presentation of the 2000 Acquisition I Properties' revenues and expenses.

         In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the 2000 Acquisition I Properties for the year ended December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.








                                                    PRICEWATERHOUSECOOPERS  LLP
Chicago, Illinois
June 28, 2000

                          2000 ACQUISITION I PROPERTIES
         COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


                                                    For the Nine
                                                    Months Ended             For the
                                                 September 30, 2000        Year Ended
                                                    (Unaudited)         December 31, 1999
                                                 ------------------     -----------------
Revenues:
   Rental Income ................................  $2,261                   $5,008
   Tenant Recoveries and Other Income ...........     583                    1,208
                                                   ------                   ------
        Total Revenues ..........................   2,844                    6,216
                                                   ------                   ------

Expenses:
   Real Estate Taxes ............................     492                      987
   Repairs and Maintenance ......................     198                      203
   Property Management ..........................      74                      151
   Utilities ....................................      22                       37
   Insurance ....................................      26                       45
   Other ........................................      30                       13
                                                   ------                   ------
         Total Expenses .........................     842                    1,436
                                                   ------                   ------

Revenues in Excess of Certain Expenses ..........  $2,002                   $4,780
                                                   ======                   ======




    The accompanying notes are an integral part of the financial statements.

                          2000 ACQUISITION I PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


1.       BASIS OF PRESENTATION.

         The Combined Historical Statements of Revenues and Certain Expenses (the "Statements") combined the results of operations of 18 operating industrial properties acquired by First Industrial Realty Trust, Inc. and its subsidiaries (the "Company") on June 30, 2000 (the "2000 Acquisition I Properties").

         The 2000 Acquisition I Properties were acquired for an aggregate purchase price of approximately $44.3 million.


                                       SQUARE
                        # OF             FEET             DATE               DATE RENTAL
METROPOLITAN AREA     PROPERTIES      (UNAUDITED)       ACQUIRED          HISTORY COMMENCED
-----------------     ----------      ----------      -------------       -----------------
Dallas, TX               18            1,303,317      June 30, 2000        January 1, 1999


         The unaudited Combined Historical Statement of Revenues and Certain Expenses for the nine months ended September 30, 2000 includes the operations through June 30, 2000 for which the 2000 Acquisition I Properties were not owned by the Company and reflects, in the opinion of management, all adjustments necessary for a fair presentation of the interim statement. All such adjustments are of a normal and recurring nature.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

         The Statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the 2000 Acquisition I Properties that may not be comparable to the expenses expected to be incurred in future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

         In order to conform with generally accepted accounting principles, management, in preparation of the Statements, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.


Revenue and Expense Recognition

         The Statements have been prepared on the accrual basis of accounting.

         Rental income is recorded when due from tenants based upon lease terms. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant's lease. Tenant recovery income includes payments from tenants for taxes, insurance and other property operating expenses and is recognized as revenue in the same period the related expenses are incurred.

                          2000 ACQUISITION I PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


3.       FUTURE RENTAL REVENUES

         The 2000 Acquisition I Properties are leased to tenants under net, semi-net and gross operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 1999 are approximately as follows:


                                                   2000
                                             Acquisition II
                                               Properties
                                            -----------------

                           2000                 $  4,325
                           2001                    4,195
                           2002                    3,794
                           2003                    3,331
                           2004                    2,805
                           Thereafter              5,411
                                                --------
                           Total                $ 23,861
                                                ========

                        REPORT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors of
     First Industrial Realty Trust, Inc.


         We have audited the accompanying combined historical statement of revenues and certain expenses of the 2000 Acquisition II Properties as described in Note 1 for the year ended December 31, 1999. This financial statement is the responsibility of the 2000 Acquisition II Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

         We conducted our audit of this statement in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying combined historical statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A No. 1 dated December 29, 2000 of First Industrial Realty Trust, Inc. and is not intended to be a complete presentation of the 2000 Acquisition II Properties' revenues and expenses.

         In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the 2000 Acquisition II Properties for the year ended December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.








                                                     PRICEWATERHOUSECOOPERS  LLP
Chicago, Illinois
February 2, 2001

                         2000 ACQUISITION II PROPERTIES
        COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)




                                                 For the Nine
                                                 Months Ended               For the
                                              September 30, 2000            Year Ended
                                                 (Unaudited)             December 31, 1999
                                              ------------------         -----------------
Revenues:
   Rental Income .............................   $ 6,415                    $ 8,069
   Tenant Recoveries and Other Income ........     2,285                      2,803
                                                 -------                    -------
        Total Revenues .......................     8,700                     10,872
                                                 -------                    -------

Expenses:
   Real Estate Taxes .........................     1,189                      1,508
   Repairs and Maintenance ...................       694                      1,395
   Property Management .......................       275                        382
   Utilities .................................       235                        322
   Insurance .................................        43                         57
   Other .....................................       592                        699
                                                 -------                    -------
         Total Expenses ......................     3,028                      4,363
                                                 -------                    -------

Revenues in Excess of Certain Expenses .......   $ 5,672                    $ 6,509
                                                 =======                    =======



    The accompanying notes are an integral part of the financial statements.

                         2000 ACQUISITION II PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


1.       BASIS OF PRESENTATION.

         The Combined Historical Statements of Revenues and Certain Expenses (the "Statements") combined the results of operations of 12 operating industrial properties acquired by First Industrial Realty Trust, Inc. and its subsidiaries (the "Company") on September 28, 2000 (the "2000 Acquisition II Properties").

         The 2000 Acquisition II Properties were acquired for an aggregate purchase price of approximately $82.0 million.


                                           SQUARE
                           # OF             FEET              DATE                 DATE RENTAL
METROPOLITAN AREA       PROPERTIES       (UNAUDITED)        ACQUIRED            HISTORY COMMENCED
-----------------       ----------       -----------    ------------------      -----------------
Pine Brook, NJ             12             1,257,143     September 28, 2000      January 1, 1999


         The unaudited Combined Historical Statement of Revenues and Certain Expenses for the nine months ended September 30, 2000 includes the operations only for those periods for which the 2000 Acquisition II Properties were not owned by the Company and reflects, in the opinion of management, all adjustments necessary for a fair presentation of the interim statement. All such adjustments are of a normal and recurring nature.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

         The Statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the 2000 Acquisition II Properties that may not be comparable to the expenses expected to be incurred in future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

         In order to conform with generally accepted accounting principles, management, in preparation of the Statements, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.


Revenue and Expense Recognition

         The Statements have been prepared on the accrual basis of accounting.

         Rental income is recorded when due from tenants based upon lease terms. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant's lease. Tenant recovery income includes payments from tenants for taxes, insurance and other property operating expenses and is recognized as revenue in the same period the related expenses are incurred.

                         2000 ACQUISITION II PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


3.       FUTURE RENTAL REVENUES

         The 2000 Acquisition II Properties are leased to tenants under net, semi-net and gross operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 1999 are approximately as follows:


                                                      2000
                                                 Acquisition II
                                                   Properties
                                                -----------------

                           2000                   $ 7,688
                           2001                     7,601
                           2002                     5,443
                           2003                     2,875
                           2004                     1,631
                           Thereafter                 846
                                                  --------
                           Total                  $26,084
                                                  ========


         Two tenants represent more than 10% of rental income for the year ended December 31, 1999.

                        REPORT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors of
     First Industrial Realty Trust, Inc.


         We have audited the accompanying combined historical statement of revenues and certain expenses of the 2000 Acquisition III Properties as described in Note 1 for the year ended December 31, 1999. This financial statement is the responsibility of the 2000 Acquisition III Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

         We conducted our audit of this statement in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying combined historical statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A No. 1 dated December 29, 2000 of First Industrial Realty Trust, Inc. and is not intended to be a complete presentation of the 2000 Acquisition III Properties' revenues and expenses.

         In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the 2000 Acquisition III Properties for the year ended December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.








                                                     PRICEWATERHOUSECOOPERS  LLP
Chicago, Illinois
December 8, 2000

                         2000 ACQUISITION III PROPERTIES
         COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)

                                                            For the Nine
                                                            Months Ended          For the
                                                         September 30, 2000       Year Ended
                                                            (Unaudited)        December 31, 1999
                                                         ------------------    -----------------
Revenues:
   Rental Income .....................................      $4,287                   $5,369
   Tenant Recoveries and Other Income ................       2,933                    3,786
                                                            ------                   ------
        Total Revenues ...............................       7,220                    9,155
                                                            ------                   ------

Expenses:
   Real Estate Taxes .................................       1,983                    2,548
   Repairs and Maintenance ...........................         476                      830
   Property Management ...............................         111                      147
   Utilities .........................................         117                      148
   Insurance .........................................          14                       16
   Other .............................................          37                       35
                                                            ------                   ------
         Total Expenses ..............................       2,738                    3,724
                                                            ------                   ------

Revenues in Excess of Certain Expenses ...............      $4,482                   $5,431
                                                            ======                   ======



    The accompanying notes are an integral part of the financial statements.

                         2000 ACQUISITION III PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


1.       BASIS OF PRESENTATION.

         The Combined Historical Statements of Revenues and Certain Expenses (the "Statements") combined the results of operations of 18 operating industrial properties acquired by First Industrial Realty Trust, Inc. and its subsidiaries (the "Company") on December 18, 2000 (the "2000 Acquisition III Properties").

         The 2000 Acquisition III Properties were acquired for an aggregate purchase price of approximately $52.6 million.


                                           SQUARE
                           # OF              FEET                  DATE               DATE RENTAL
METROPOLITAN AREA        PROPERTIES       (UNAUDITED)            ACQUIRED          HISTORY COMMENCED
-----------------        ----------       ----------         -----------------     -----------------
Chicago, IL                  18            1,218,800         December 18, 2000      January 1, 1999



         The unaudited Combined Historical Statement of Revenues and Certain Expenses for the nine months ended September 30, 2000 reflects, in the opinion of management, all adjustments necessary for a fair presentation of the interim statement. All such adjustments are of a normal and recurring nature.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

         The Statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the 2000 Acquisition III Properties that may not be comparable to the expenses expected to be incurred in future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

         In order to conform with generally accepted accounting principles, management, in preparation of the Statements, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.

Revenue and Expense Recognition

         The Statements have been prepared on the accrual basis of accounting.

         Rental income is recorded when due from tenants based upon lease terms. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant's lease. Tenant recovery income includes payments from tenants for taxes, insurance and other property operating expenses and is recognized as revenue in the same period the related expenses are incurred.

                         2000 ACQUISITION III PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


3.       FUTURE RENTAL REVENUES

         The 2000 Acquisition III Properties are leased to tenants under net, semi-net and gross operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 1999 are approximately as follows:


                                                      2000
                                                Acquisition III
                                                   Properties
                                                -----------------

                           2000                    $   5,577
                           2001                        5,102
                           2002                        4,202
                           2003                        3,343
                           2004                        2,571
                           Thereafter                  1,938
                                                   ---------
                           Total                   $  22,733
                                                   =========


         One tenant represents more than 10% of rental income for the year ended December 31, 1999.

                       FIRST INDUSTRIAL REALTY TRUST, INC.
                             PRO FORMA BALANCE SHEET
                            AS OF SEPTEMBER 30, 2000
                    (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)


                                                                   First          2000           2000
                                                                 Industrial     Acquisition    Acquisition
                                                                   Realty          A(1)           III
                                                                 Trust, Inc.    Properties    Properties
                                                                (Historical)   (Historical)   (Historical)
                                                                 Note 2 (a)     Note 2 (b)     Note 2 (c)
                                                                ------------    -----------   ------------
ASSETS
   Assets:
     Investment in Real Estate:
        Land ...............................................     $   378,398    $     6,647    $     7,895
        Buildings and Improvements .........................       1,911,342         37,666         44,739
        Furniture, Fixtures and Equipment ..................           1,437           --             --
        Construction in Progress ...........................          65,771           --             --
        Less: Accumulated Depreciation .....................        (214,052)          --             --
                                                                 -----------    -----------    -----------
            Net Investment in Real Estate ..................       2,142,896         44,313         52,634
     Real Estate Held for Sale, Net of
        Accumulated Depreciation and
        Amortization of $35,623 ............................         373,474           --             --
     Cash and Cash Equivalents .............................           2,034        (44,313)       (52,634)
     Restricted Cash .......................................          22,614           --             --
     Tenant Accounts Receivable, Net .......................          10,912           --             --
     Investments in Joint Ventures .........................           5,964           --             --
     Deferred Rent Receivable ..............................          16,887           --             --
     Deferred Financing Costs, Net .........................          12,580           --             --
     Prepaid Expenses and Other Assets, Net ................          89,994           --             --
                                                                 -----------    -----------    -----------
                        Total Assets .......................     $ 2,677,355    $      --      $      --
                                                                 ===========    ===========    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
   Liabilities:
     Mortgage Loans Payable ................................     $   103,186    $      --      $      --
     Senior Unsecured Debt, Net ............................         948,758           --             --
     Acquisition Facilities Payable ........................         222,200           --             --
     Accounts Payable and Accrued Expenses .................         100,425           --             --
     Rents Received in Advance and Security Deposits........          23,606           --             --
     Dividends/Distributions Payable .......................          36,620           --             --
                                                                 -----------    -----------    -----------
            Total Liabilities ..............................       1,434,795           --             --
                                                                 -----------    -----------    -----------
  Minority Interest ........................................         186,725           --             --
  Commitments and Contingencies ............................            --             --             --

  Stockholders Equity:
    Preferred Stock ($.01 par value, 10,000,000
      shares authorized, 1,650,000, 40,000,
      20,000, 50,000 and 30,000 shares of Series
      A,B,C,D and E Cumulative Preferred Stock,
      respectively, issued and outstanding at
      September 30, 2000 having a liquidation
      preference of $25 per share ($41,250),
      $2,500 per share ($100,000), $2,500 per
      share ($50,000), $2,500 per share
      ($125,000) and $2,500 per share ($75,000),
      respectively) ........................................              18           --             --

     Common Stock ($.01 par value, 100,000,000
        shares authorized, 38,625,317 shares
        issued and outstanding at September 30,
        2000) ..............................................             390           --             --

Additional Paid-in-Capital .................................       1,199,034           --             --

        Distributions in Excess of Accumulated
           Earnings ........................................        (121,216)          --             --
        Unamortized Value of Restricted Stock
           Grants ..........................................         (10,692)          --             --
        Treasury Shares, at cost (394,300 at
          September 30, 2000) ..............................         (11,699)          --             --
                                                                 -----------    -----------    -----------
        Total Stockholders' Equity .........................       1,055,835           --             --
                                                                 -----------    -----------    -----------
        Total Liabilities and Stockholders'
           Equity ..........................................     $ 2,677,355    $      --      $      --
                                                                 ===========    ===========    ===========
                                                                  2000
                                                               Disposition                         First
                                                                   A(1)                          Industrial
                                                               Properties       Pro Forma         Realty
                                                              (Historical)     Adjustments      Trust, Inc.
                                                               Note 2 (d)      Note 2 (e)       Pro Forma
                                                            --------------    ------------      -----------
ASSETS
   Assets:
     Investment in Real Estate:
        Land ............................................   $   (31,667)      $      --         $   361,273
        Buildings and Improvements ......................      (202,230)             --           1,791,517
        Furniture, Fixtures and Equipment ...............          --                --               1,437
        Construction in Progress ........................          --                --              65,771
        Less: Accumulated Depreciation ..................        17,846              --            (196,206)
                                                            -----------          --------       -----------
            Net Investment in Real Estate ...............      (216,051)             --           2,023,792
     Real Estate Held for Sale, Net of
        Accumulated Depreciation and
        Amortization of $35,623 .........................          --                --             373,474
     Cash and Cash Equivalents ..........................       235,120          (140,207)             --
     Restricted Cash ....................................          --                --              22,614
     Tenant Accounts Receivable, Net ....................          --                --              10,912
     Investments in Joint Ventures ......................          --                --               5,964
     Deferred Rent Receivable ...........................        (2,689)             --              14,198
     Deferred Financing Costs, Net ......................          --                --              12,580
     Prepaid Expenses and Other Assets, Net .............        (4,621)             --              85,373
                                                            -----------       -----------       -----------
                        Total Assets ....................        11,759       $  (140,207)      $ 2,548,907
                                                            ===========       ===========       ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
   Liabilities:
     Mortgage Loans Payable .............................   $      --         $      --         $   103,186
     Senior Unsecured Debt, Net .........................          --                --             948,758
     Acquisition Facilities Payable .....................          --            (140,207)           81,993
     Accounts Payable and Accrued Expenses ..............         4,902              --             105,327
     Rents Received in Advance and Security Deposits ....          --                --              23,606
     Dividends/Distributions Payable ....................          --                --              36,620
                                                            -----------       -----------       -----------
            Total Liabilities ...........................         4,902          (140,207)        1,299,490
                                                            -----------       -----------       -----------
  Minority Interest .....................................         1,077              --             187,802
  Commitments and Contingencies .........................          --                --               --

  Stockholders Equity:
    Preferred Stock ($.01 par value, 10,000,000
      shares authorized, 1,650,000, 40,000,
      20,000, 50,000 and 30,000 shares of Series
      A,B,C,D and E Cumulative Preferred Stock,
      respectively, issued and outstanding at
      September 30, 2000 having a liquidation
      preference of $25 per share ($41,250),
      $2,500 per share ($100,000), $2,500 per
      share ($50,000), $2,500 per share
      ($125,000) and $2,500 per share ($75,000),
      respectively) .....................................          --                --                  18

     Common Stock ($.01 par value, 100,000,000
        shares authorized, 38,625,317 shares
        issued and outstanding at September 30,
        2000) ...........................................          --                --                 390

Additional Paid-in-Capital ..............................          --                --           1,199,034

        Distributions in Excess of Accumulated
           Earnings .....................................         5,780              --            (115,436)
        Unamortized Value of Restricted Stock
           Grants .......................................          --                --             (10,692)
        Treasury Shares, at cost (394,300 at
          September 30, 2000) ...........................          --                --             (11,699)
                                                            -----------          --------       -----------
        Total Stockholders' Equity ......................         5,780              --           1,061,615
                                                            -----------          --------       -----------
        Total Liabilities and Stockholders' Equity ......   $    11,759          (140,207)      $ 2,548,907
                                                            ===========          ========       ===========


               The accompanying notes are an integral part of the
                         pro forma financial statement.

                       FIRST INDUSTRIAL REALTY TRUST, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
             (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                                      First           2000                   2000             2000
                                                    Industrial     Acquisition           Acquisition       Acquisition
                                                      Realty            A                     I                II
                                                    Trust, Inc.     Properties            Properties       Properties
                                                    (Historical)    (Historical)         (Historical)     (Historical)
                                                     Note 3 (a)     Note 3 (b)           Note 3 (c)        Note 3 (d)
                                                    -----------   -------------         -------------     ------------
REVENUES:
  Rental Income ..................................   $ 224,499     $    4,688             $   2,261         $   6,415
  Tenant Recoveries and Other Income .............      61,466          1,148                   583             2,285
                                                     ---------     ----------             ---------         ---------
        Total Revenues ...........................     285,965          5,836                 2,844             8,700
                                                     ---------     ----------             ---------         ---------

EXPENSES:
  Real Estate Taxes ..............................      44,512            711                   492             1,189
  Repairs and Maintenance ........................      12,942            407                   198               694
  Property Management ............................      10,462            204                    74               275
  Utilities ......................................       7,409             78                    22               235
  Insurance ......................................       1,113             22                    26                43
  Other ..........................................       4,542              4                    30               592
  General and Administrative .....................      12,586             --                    --                --
  Interest .......................................      61,425             --                    --                --
  Amortization of Deferred Financing Costs .......       1,323             --                    --                --
  Depreciation and Other Amortization ............      50,035             --                    --                --
                                                     ---------     ----------             ---------         ---------
         Total Expenses ..........................     206,349          1,426                   842             3,028
                                                     ---------     ----------             ---------         ---------

Income from Operations Before
Equity in Income of Joint Ventures
   and Income Allocated to Minority Interest......      79,616          4,410                 2,002             5,672
Equity in Income of Joint Ventures ...............         189             --                    --                --
Income Allocated to Minority Interest ............     (12,150)            --                    --                --
                                                     ---------     ----------             ---------         ---------
Income From Operations ...........................   $  67,655      $   4,410             $   2,002         $   5,672
                                                     =========      =========             =========         =========


                                                        2000             2000
                                                    Acquisition      Disposition                          First
                                                        III               A                             Industrial
                                                    Properties        Properties       Pro Forma          Realty
                                                   (Historical)      (Historical)     Adjustments       Trust, Inc.
                                                    Note 3 (e)        Note 3 (f)       Note 3 (g)       Pro Forma
                                                   ------------     -------------    ------------      -------------
REVENUES:
  Rental Income ..................................   $   4,287       $ (30,387)         $    --          $ 211,763
  Tenant Recoveries and Other Income .............       2,933          (4,476)              --             63,939
                                                     ---------       ---------          ---------        ---------
        Total Revenues ...........................       7,220         (34,863)              --            275,702
                                                     ---------       ---------          ---------        ---------

EXPENSES:
  Real Estate Taxes ..............................       1,983          (6,162)              --             42,725
  Repairs and Maintenance ........................         476          (1,673)              --             13,044
  Property Management ............................         111          (1,209)              --              9,917
  Utilities ......................................         117            (955)              --              6,906
  Insurance ......................................          14             (89)              --              1,129
  Other ..........................................          37          (1,128)              --              4,077
  General and Administrative .....................        --              --                 --             12,586
  Interest .......................................        --              --               (3,780)          57,645
  Amortization of Deferred Financing Costs .......        --              --                 --              1,323
  Depreciation and Other Amortization ............        --            (4,765)             3,489           48,759
                                                     ---------       ---------          ---------        ---------
         Total Expenses ..........................       2,738         (15,981)              (291)         198,111
                                                     ---------       ---------          ---------        ---------

Income from Operations Before
Equity in Income of Joint Ventures
   and Income Allocated to Minority Interest......       4,482         (18,882)               291           77,591
Equity in Income of Joint Ventures ...............        --              --                 --                189
Income Allocated to Minority Interest ............        --              --                  (61)         (12,211)
                                                     ---------       ---------          ---------        ---------
Income From Operations ...........................   $   4,482       $ (18,882)         $     230        $  65,569
                                                     =========       =========          =========        =========

Income from Operations Per
  Weighted Average Common Share
  Outstanding:
      Basic (38,645,312 for September 30,
      2000) ......................................   $    1.75
                                                     =========
      Diluted (38,870,461 for September 30,
      2000)......................................    $    1.74
                                                     =========

Pro Forma Income from Operations
      Per Weighted Average Common
      Share Outstanding:
      Basic (38,645,312 for September 30,
      2000) ......................................                                                       $    1.70
                                                                                                         =========
      Diluted (38,870,461 for September 30,
      2000) ......................................                                                       $    1.69
                                                                                                         =========


               The accompanying notes are an integral part of the
                         pro forma financial statement.

                       FIRST INDUSTRIAL REALTY TRUST, INC.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS

1.           BASIS OF PRESENTATION.

         First Industrial Realty Trust, Inc. (together with its subsidiaries, the "Company") was organized in the state of Maryland on August 10, 1993. The Company is a real estate investment trust ("REIT") as defined in the Internal Revenue Code.

         The Company acquired 81 operating industrial properties from unrelated parties during the period January 1, 2000 through December 29, 2000. The combined purchase price of the 81 operating industrial properties acquired totaled approximately $262.0 million, excluding closing costs incurred in conjunction with the acquisition of the industrial properties. The 81 operating industrial properties acquired were funded with proceeds from property sales, borrowings under the Company's $300 million unsecured revolving credit facility (the "2000 Unsecured Acquisition Facility") or working capital. The Company will operate the facilities as industrial rental property.

         The accompanying unaudited September 30, 2000 pro forma balance sheet and unaudited pro forma statement of operations for the period January 1, 2000 through September 30, 2000 reflect the historical financial position of the Company as of September 30, 2000 and the historical operations of the Company for the period January 1, 2000 through September 30, 2000, adjusted by the acquisition of 33 operating industrial properties (the "2000 Acquisition A Properties"), 18 operating industrial properties (the "2000 Acquisition I Properties"), 12 operating industrial properties (the "2000 Acquisition II Properties") and 18 operating industrial properties (the "2000 Acquisition III Properties") during the period January 1, 2000 through December 29, 2000 and the sale of 109 industrial properties and several land parcels (the "2000 Disposition A Properties") during the period January 1, 2000 through December 29, 2000. The aggregate gross sales price of the 2000 Disposition A Properties totaled approximately $433.7 million.

         The accompanying unaudited pro forma balance sheet as of September 30, 2000 has been prepared as if the properties acquired or sold subsequent to September 30, 2000 had been acquired or sold, respectively, on September 30, 2000.

         The accompanying unaudited pro forma statement of operations for the nine months ended September 30, 2000 has been prepared as if the properties acquired or sold subsequent to December 31, 1999 had been acquired or sold, respectively, on January 1, 1999.

         The unaudited pro forma balance sheet is not necessarily indicative of what the Company's financial position would have been as of September 30, 2000 had the transactions been consummated as described above, nor does it purport to present the future financial position of the Company. The unaudited pro forma statement of operations is not necessarily indicative of what the Company's results of operations would have been for the nine months ended September 30, 2000 had the transactions been consummated as described above, nor does it purport to present the future results of operations of the Company.

                       FIRST INDUSTRIAL REALTY TRUST, INC.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS


2.       BALANCE SHEET PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - SEPTEMBER 30,
         2000

  (a) The historical balance sheet reflects the financial position of the Company as of September 30, 2000 as reported in the Company's Form 10-Q dated November 14, 2000.

  (b) Represents the 2000 Acquisition A Properties that were acquired subsequent to September 30, 2000 (the "2000 Acquisition A(1) Properties") as if the acquisitions had occurred on September 30, 2000. The 2000 Acquisition A(1) Properties were acquired for approximately $44.4 million, in the aggregate, which was funded with cash.

  (c) Represents the 2000 Acquisition III Properties that were acquired subsequent to September 30, 2000 as if the acquisitions had occurred on September 30, 2000. The 2000 Acquisition III Properties were acquired for approximately $52.6 million, in the aggregate, which was funded with cash.

  (d) Represents the 2000 Disposition A Properties that were sold subsequent to September 30, 2000 (the "2000 Disposition A(1) Properties") as if the sales had occurred on September 30, 2000. The aggregate gross sales price of the 2000 Disposition A(1) Properties totaled approximately $240.6 million.

  (e) Represents the adjustments needed to present the pro forma balance sheet as of September 30, 2000 as if borrowings and repayments subsequent to September 30, 2000 under the Company's 2000 Unsecured Acquisition Facility, due to the acquisitions and sales disclosed above, had occurred on September 30, 2000.

3. STATEMENT OF OPERATIONS PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - SEPTEMBER 30, 2000

  (a) The historical operations reflect the operations of the Company for the period January 1, 2000 through September 30, 2000 as reported in the Company's Form 10-Q dated November 14, 2000.

  (b) The historical operations reflect the operations of the 2000 Acquisition A Properties for the period January 1, 2000 through the earlier of their respective acquisition dates or September 30, 2000.

  (c) The historical operations reflect the operations of the 2000 Acquisition I Properties for the period January 1, 2000 through June 30, 2000, their acquisition date.

  (d) The historical operations reflect the operations of the 2000 Acquisition II Properties for the period January 1, 2000 through September 28, 2000, their acquisition date.

  (e) The historical operations reflect the operations of the 2000 Acquisition III Properties for the period January 1, 2000 through September 30, 2000.

  (f) The historical operations reflect the operations of the 2000 Disposition A Properties for the period January 1, 2000 through the earlier of their respective sale dates or September 30, 2000.

  (g) The interest expense adjustment reflects an increase in the acquisition facility borrowings at the 30-day London Interbank Offered Rate ("LIBOR") plus .8% for borrowings under the Company's 2000 Unsecured Acquisition Facility for the assumed earlier purchase of the 2000 Acquisition A Properties, the 2000 Acquisition I Properties, the 2000 Acquisition II Properties and the 2000 Acquisition III Properties, offset by the interest savings related to the assumed repayment of acquisition facility borrowings at LIBOR plus .8% on January 1, 1999 from the proceeds of the sales of the 2000 Disposition A Properties as if the sales occurred on January 1, 1999.

                       FIRST INDUSTRIAL REALTY TRUST, INC.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS


The depreciation and amortization adjustment reflects the charges for the 2000 Acquisition A Properties, the 2000 Acquisition I Properties, the 2000 Acquisition II Properties and the 2000 Acquisition III Properties from
January 1, 2000 through the earlier of their respective acquisition dates or September 30, 2000 as if such properties were acquired on January 1, 1999.

Income allocated to minority interest reflects income attributable to Units owned by unitholders other than the Company. The minority interest adjustment reflects a weighted average 15.8% minority interest for the nine months ended September 30, 2000.

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
            (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                      First           2000                   2000             2000
                                                    Industrial     Acquisition           Acquisition       Acquisition
                                                      Realty            A                     I                II
                                                    Trust, Inc.     Properties            Properties       Properties
                                                    (Historical)    (Historical)         (Historical)     (Historical)
                                                     Note 2 (a)     Note 2 (b)           Note 2 (c)        Note 2 (d)
                                                    -----------   -------------         -------------     ------------
REVENUES:
  Rental Income ..................................  $ 295,938         $  8,789               $  5,008        $  8,069
  Tenant Recoveries and Other Income .............     78,217            1,531                  1,208           2,803
                                                     --------         --------               --------        --------
        Total Revenues ...........................    374,155           10,320                  6,216          10,872
                                                     --------         --------               --------        --------

EXPENSES:
  Real Estate Taxes ..............................     56,573            1,416                    987           1,508
  Repairs and Maintenance ........................     16,827              749                    203           1,395
  Property Management ............................     10,875              362                    151             382
  Utilities ......................................      9,933              166                     37             322
  Insurance ......................................        832               53                     45              57
  Other ..........................................      3,955               20                     13             699
  General and Administrative .....................     13,259             --                     --              --
  Interest .......................................     79,869             --                     --              --
  Amortization of Deferred Financing Costs .......      1,362             --                     --              --
  Depreciation and Other Amortization ............     68,412             --                     --              --
                                                     --------         --------               --------        --------
         Total Expenses ..........................    261,897            2,766                  1,436           4,363
                                                     --------         --------               --------        --------

Income from Operations Before Equity
   in Income of Joint Ventures and
   Income Allocated to Minority Interest .........    112,258            7,554                  4,780           6,509
Equity in Income of Joint Ventures ...............        302             --                     --              --
Income Allocated to Minority Interest ............    (17,609)            --                     --              --
                                                     --------         --------               --------        --------
Income From Operations ...........................   $ 94,951         $  7,554               $  4,780        $  6,509
                                                     ========         ========               ========        ========


                                                        2000             2000
                                                    Acquisition      Disposition                              First
                                                        III               A                                 Industrial
                                                    Properties        Properties           Pro Forma          Realty
                                                   (Historical)      (Historical)         Adjustments       Trust, Inc.
                                                    Note 2 (e)        Note 2 (f)           Note 2 (g)       Pro Forma
                                                   ------------     -------------        ------------      -------------
REVENUES:
  Rental Income ..................................   $  5,369          $(42,972)             $   --           $280,201
  Tenant Recoveries and Other Income .............      3,786            (6,812)                 --             80,733
                                                     --------          --------              --------         --------
        Total Revenues ...........................      9,155           (49,784)                 --            360,934
                                                     --------          --------              --------         --------
EXPENSES:
  Real Estate Taxes ..............................      2,548            (9,060)                 --             53,972
  Repairs and Maintenance ........................        830            (2,138)                 --             17,866
  Property Management ............................        147            (1,666)                 --             10,251
  Utilities ......................................        148            (1,199)                 --              9,407
  Insurance ......................................         16              (117)                 --                886
  Other ..........................................         35              (543)                 --              4,179
  General and Administrative .....................       --                --                    --             13,259
  Interest .......................................       --                --                  (3,989)          75,880
   Amortization of Deferred Financing Costs ......       --                --                    --              1,362
  Depreciation and Other Amortization ............       --              (8,432)                5,567           65,547
                                                     --------          --------              --------         --------
         Total Expenses ..........................      3,724           (23,155)                1,578          252,609
                                                     --------          --------              --------         --------

Income from Operations Before Equity
   in Income of Joint Ventures and
   Income Allocated to Minority Interest .........      5,431           (26,629)               (1,578)         108,325
Equity in Income of Joint Ventures ...............       --                --                    --                302
Income Allocated to Minority Interest ............       --                --                     142          (17,467)
                                                     --------          --------              --------         --------
Income From Operations ...........................   $  5,431          $(26,629)             $ (1,436)        $ 91,160
                                                     ========          ========              ========         ========
Income from Operations Per
  Weighted Average Common Share
  Outstanding:
      Basic (38,042,214 for December 31,
      1999) ......................................   $    2.50
                                                     =========
      Diluted (38,144,015 for December 31,
      1999).......................................   $    2.49
                                                     =========

Pro Forma Income from Operations
      Per Weighted Average Common
      Share Outstanding:
      Basic (38,042,214 for December 31,
      1999) ......................................                                                       $    2.40
                                                                                                         =========
      Diluted (38,144,015 for December 31,
      1999) ......................................                                                       $    2.39
                                                                                                          ========

               The accompanying notes are an integral part of the
                         pro forma financial statement.

                       FIRST INDUSTRIAL REALTY TRUST, INC.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS

1.           BASIS OF PRESENTATION.

         First Industrial Realty Trust, Inc. (together with its subsidiaries, the "Company") was organized in the state of Maryland on August 10, 1993. The Company is a real estate investment trust ("REIT") as defined in the Internal Revenue Code.

         The Company acquired 81 operating industrial properties from unrelated parties during the period January 1, 2000 through December 29, 2000. The combined purchase price of the 81 operating industrial properties acquired totaled approximately $262.0 million, excluding closing costs incurred in conjunction with the acquisition of the industrial properties. The 81 operating industrial properties acquired were funded with proceeds from property sales, borrowings under the Company's $300 million unsecured revolving credit facility (the "2000 Unsecured Acquisition Facility") or working capital. The Company will operate the facilities as industrial rental property.

         The accompanying unaudited pro forma statement of operations for the Company reflects the historical operations of the Company for the period January 1, 1999 through December 31, 1999, adjusted by the acquisition of 33 operating industrial properties (the "2000 Acquisition A Properties"), 18 operating industrial properties (the "2000 Acquisition I Properties"), 12 operating industrial properties (the "2000 Acquisition II Properties") and 18 operating industrial properties (the "2000 Acquisition III Properties") during the period January 1, 2000 through December 29, 2000 and the sale of 109 industrial properties and several land parcels (the "2000 Disposition A Properties") during the period January 1, 2000 through December 29, 2000. The aggregate gross sales price of the 2000 Disposition A Properties totaled approximately $433.7 million.

         The accompanying unaudited pro forma statement of operations for the year ended December 31, 1999 has been prepared as if the properties acquired or sold subsequent to December 31, 1999 had been acquired or sold, respectively, on January 1, 1999.

         The unaudited pro forma statement of operations is not necessarily indicative of what the Company's results of operations would have been for the year ended December 31, 1999 had the transactions been consummated as described above, nor does it purport to present the future results of operations of the Company.


2. STATEMENT OF OPERATIONS PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - DECEMBER 31, 1999

  (a) The historical operations reflect income from continuing operations of the Company for the period January 1, 1999 through December 31, 1999 as reported on the Company's Form 10-K dated March 15, 2000.

  (b) The historical operations reflect the operations of the 2000 Acquisition A Properties for the period January 1, 1999 through December 31, 1999.

  (c) The historical operations reflect the operations of the 2000 Acquisition I Properties for the period January 1, 1999 through December 31, 1999.

  (d) The historical operations reflect the operations of the 2000 Acquisition II Properties for the period January 1, 1999 through December 31, 1999.

  (e) The historical operations reflect the operations of the 2000 Acquisition III Properties for the period January 1, 1999 through December 31, 1999.

  (f) The historical operations reflect the operations of the 2000 Disposition A Properties for the period January 1, 1999 through December 31, 1999.

                       FIRST INDUSTRIAL REALTY TRUST, INC.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS

  (g) The interest expense adjustment reflects an increase in the acquisition facility borrowings at the 30-day London Interbank Offered Rate ("LIBOR") plus .8% for borrowings under the Company's 2000 Unsecured Acquisition Facility for the assumed earlier purchase of the 2000 Acquisition A Properties, the 2000 Acquisition I Properties, the 2000 Acquisition II Properties and the 2000 Acquisition III Properties, offset by the interest savings related to the assumed repayment of acquisition facility borrowings at LIBOR plus .8% on January 1, 1999 from the proceeds of the sales of the 2000 Disposition A Properties as if the sales occurred on January 1, 1999.

       The depreciation and amortization adjustment reflects the charges for the 2000 Acquisition A Properties, the 2000 Acquisition I Properties, the 2000 Acquisition II Properties and the 2000 Acquisition III Properties from January 1, 1999 through December 31, 1999, as if such properties were acquired on January 1, 1999.

       Income allocated to minority interest reflects income attributable to Units owned by unitholders other than the Company. The minority interest adjustment reflects a weighted average 16.0% minority interest for the twelve months ended December 31, 1999.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             FIRST INDUSTRIAL REALTY TRUST, INC.



March 7, 2001                                By: /s/  Michael J. Havala
                                                --------------------------------
                                                Michael J. Havala
                                                Chief Financial Officer
                                                (Principal Financial and
                                                Accounting Officer)

                                  EXHIBIT INDEX



Exhibit No.     Description
-----------     -----------

   23           Consent of PricewaterhouseCoopers LLP, Independent Accountants